FMI MUTUAL FUNDS, INC.


                      Supplement dated September 9, 2002 to
                        Prospectus dated October 31, 2001


     The following discussion supplements and modifies the discussion in the Prospectus under the captions "Questions Every Investor Should Ask Before Investing in the FMI Funds" (particularly the discussion on risks related to investing in the funds), "Fees and Expenses", "Investment Objectives and Strategies" and "Management of the Funds":

          a. On September 9, 2002, at a special meeting of shareholders (the "Special Meeting"), the shareholders of the FMI Provident Trust Strategy Fund (f/k/a FMI AAM Palm Beach Total Return Fund), a series of FMI Mutual Funds, Inc., a Wisconsin corporation (the "Company"), approved a new sub-advisory agreement with Provident Trust Company. The new sub-advisory agreement took effect immediately after the Special Meeting. The new sub-advisory agreement is substantially similar to the former sub-advisory agreement.

          Provident Trust Company is now the portfolio manager to the FMI Provident Trust Strategy Fund. Its address is N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072. Provident Trust Company (or its immediate predecessor) has managed equity and fixed income portfolios for individual and institutional clients since January 1999, and, as of August 31, 2002, managed approximately $372 million in assets. Provident Trust Company is controlled by James Scott Harkness. James Scott Harkness, President of Provident Trust Company, is primarily responsible for the day-to-day management of the FMI Provident Trust Strategy Fund's portfolio. Mr. Harkness has been employed by Provident Trust Company or its immediate predecessor as President since January 1999.

          b. At the Special Meeting, the shareholders approved an amendment to the FMI Provident Trust Strategy Fund's investment advisory agreement reducing the investment adviser's fee and modifying the adviser's reimbursement obligations. The amended investment advisory agreement took effect immediately after the Special Meeting.

          Pursuant to the amended investment advisory agreement, the investment adviser, Fiduciary Management, Inc., will receive an annual investment advisory fee as follows:

     Average Daily Net Assets      Fee as Percentage of Average Daily Net Assets
     ------------------------      ---------------------------------------------
          $0-$30,000,000                               0.75%
     $30,000,001-$100,000,000                          0.65%
         Over $100,000,000                             0.60%

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          c.  At the Special Meeting, the shareholders approved changing the FMI
     Provident Trust Strategy Fund's classification from "diversified" to "non-diversified." This means that FMI Provident Trust Strategy Fund is able to invest in fewer securities than a diversified fund, and its investment in any one issuer is subject only to certain limitations of the Internal Revenue Code. The change in classification became effective immediately after the Special Meeting.

                                      * * *

     Shareholders who have questions concerning the FMI Provident Trust Strategy Fund should call 1-800-811-5311 or write to the Company at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.